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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)    October 17, 2005
                                                      --------------------------

                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

                  0-23494                               35-1778566
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          (Commission File Number)          (IRS Employer Identification No.)


  501 Airtech Parkway, Plainfield, Indiana                46168
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  (Address of Principal Executive Offices)              (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information in Item 5.02 below is incorporated herein by reference.

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The information in Item 5.02 below is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 17, 2005, Brightpoint, Inc. (the "Registrant" or "Brightpoint") announced that its Board of Directors has appointed Anthony W. Boor, who has been serving as the Registrant's acting Chief Financial Officer and acting Principal Financial Officer since June 30, 2005, and who is Brightpoint Americas Senior Vice President and Chief Financial Officer, as its Executive Vice President, Chief Financial Officer and Treasurer. The appointment of Mr. Boor ends the Registrant's search for a Chief Financial Officer that has been ongoing since the resignation of Mr. Frank Terence as the Registrant's Executive Vice President and Chief Financial Officer.

In conjunction with Mr. Boor's appointment, the Registrant entered into a three-year "evergreen" employment agreement with Mr. Boor on October 17, 2005, which is automatically renewable for successive one-year periods and provides for an annual base compensation of $325,000 and such bonuses as the Board of Directors or the Compensation and Human Resources Committee of the Board of Directors may from time to time determine. The employment agreement provides for employment on a full-time basis and contains a provision that the employee will not compete or engage in a business competitive with the Registrant's business during the term of the employment agreement and for a period of two years thereafter. The employment agreement also provides that if the employee's employment is terminated by the employee, without Good Reason, as defined, within 12 months after a "change of control," or if prior to and not as a result of a change of control, the employee's employment is terminated either by the employee for Good Reason or by the Registrant other than for disability or Cause, as defined, the employee will be entitled to receive severance pay equal to 2.99 times the his annual base compensation (excluding any bonus and the value of all perquisites) received from the Registrant during the twelve months prior to the date of termination. For purposes of such agreement, a "change of control" shall be deemed to occur, unless previously consented to in writing by the employee, upon (i) individuals who constituted the Registrant's then current Board of Directors ceasing to constitute a majority of the Board of Directors,
(ii) subject to certain specified exceptions, the acquisition of beneficial ownership of 15% or more of the Registrant's voting securities by any person or entity not affiliated with the employee or the Registrant, (iii) the commencement of a proxy contest against management for the election of a majority of the Registrant's Board of Directors if the group conducting the proxy contest owns, has or gains the power to vote at least 15% of the Registrant's voting securities, (iv) the consummation under certain conditions by the Registrant of a reorganization, merger or consolidation or sale of all or substantially all of its assets to any person or entity not affiliated with the employee or the Registrant, or (v) the Registrant's complete liquidation or dissolution. In addition, (a) upon the occurrence of a change of control, (b) if in breach of the agreement, the Registrant terminates the employee's employment other than for disability or Cause, or (c) if the employee terminates his employment for Good Reason at any time, the vesting of all options granted to the employee will be accelerated so that the options become immediately exercisable.


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The Registrant's Board of Directors also awarded Mr. Boor a $50,000 cash bonus, payable within 30 days from the date of his appointment, and granted Mr. Boor 5,000 restricted stock units on October 17, 2005 (awarded as an Other Stock Based Award under the Registrant's 2004 Long-Term Incentive Plan). The restricted stock units will vest on the third anniversary of the date of grant.

The previously disclosed employment agreement between the Registrant and Mr. Boor has been superseded in its entirety by the new employment agreement effective October 17, 2005.

The following is a biography of Mr. Boor:

Anthony Boor, age 43, has been the Registrant's Acting Chief Financial Officer and Acting Principal Financial Officer since June 2005 and its Senior Vice President and Chief Financial Officer of Brightpoint Americas division since July 2001. Mr. Boor was previously Vice President and Controller of Brightpoint North America L.P. from July 1999 to July 2001 and Director of Business Management of Brightpoint North America from August 1998 to July 1999. Prior to joining Brightpoint, Mr. Boor was employed in various financial positions with Macmillan Publishing, Day Dream, Inc., Ernst & Young, LLP, New Mexico State Fairgrounds and The Downs at Albuquerque, KPMG, LLP and Ernst & Whinney. Mr. Boor is a Certified Public Accountant and has a B.S. in accounting from New Mexico State University.


A copy of Brightpoint's October 17, 2005 press release announcing Mr. Boor's appointment as its Executive Vice President, Chief Financial Officer and Treasurer is annexed hereto as Exhibit 99.1 and incorporated herein by reference.

A copy of the October 17, 2005 Employment Agreement between Brightpoint and Mr. Boor is annexed hereto as Exhibit 10.1. The summary of the employment agreement contained in this Form 8-K is qualified in its entirety by reference to the actual agreement.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         10.1 Employment Agreement between Brightpoint, Inc. and Anthony W. Boor dated October 17, 2005

         99.1  Press Release of Brightpoint, Inc. dated October 17, 2005.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BRIGHTPOINT, Inc.
                                        (Registrant)

                                        By: /s/ Steven E. Fivel
                                            ------------------------------------
                                            Steven E. Fivel
                                            Executive Vice President and
                                            General Counsel

Date:  October 18, 2005